MAY 15, 2024
SUPPLEMENT TO THE:
STATEMENT OF ADDITIONAL INFORMATION FOR HARTFORD EXCHANGE-TRADED FUNDS
HARTFORD LARGE CAP GROWTH ETF
DATED NOVEMBER 28, 2023
This Supplement contains new and additional information regarding Hartford Large Cap Growth ETF and should be read in connection with your Statement of Additional Information (“SAI”).
On May 8, 2024, the Board of Trustees of Hartford Funds Exchange-Traded Trust, on behalf of Hartford Large Cap Growth ETF (the “Fund”), approved changes to the structure of the Fund. Effective on or about July 1, 2024 (the “Effective Date”), the structure of the Fund will change from a “semi-transparent” ETF, which does not publicly disclose all its portfolio holdings on a daily basis, to a “transparent” ETF, which will disclose all its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended. Accordingly, all references to the ”semi-transparent” structure, the ETF transparency substitute (the “Tracking Basket”) and related disclosure in the Fund’s SAI are removed as of the Effective Date.
In addition, in connection with the change in the Fund’s structure, the Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). The Order permitted the Fund to operate without publicly disclosing its portfolio holdings daily, but limited the types of investments the Fund was permitted to hold to those listed in the Fund’s application for the Order: ETFs, notes, common stocks, preferred stocks, American Depositary Receipts, real estate investment trusts, commodity pools, metals trusts, and currency trusts, in each case that are traded on a U.S. securities exchange; common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Fund’s shares; exchange traded futures that are traded on a U.S. futures exchange contemporaneously with the Fund’s shares; and cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements).
In connection with the change to the Fund’s structure, there will be no change to the Fund name, ticker symbol, investment objective, fees and expenses, principal investment strategy, investment adviser, sub-adviser, or portfolio managers. Accordingly, the following changes will be made as of the Effective Date:
(1) Under the heading “General Information” in the above referenced SAI, the third through seventh paragraphs are deleted in their entirety and replaced with the following:
The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Alternatively, the Fund may issue and redeem Creation Units in exchange for a specified all-cash payment. Shares are redeemable by the Fund only in Creation Units, and, generally, in exchange for securities and/or cash. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are comprised of a specified number of shares.
(2) Under the heading “Exchange Listing and Trading” in the above referenced SAI, the second paragraph is deleted in its entirety.
(3) Under the headings “Investment Objectives and Policies” and “Investment Objectives and Policies –  Additional Information Regarding Investment Restrictions” in the above referenced SAI, the second paragraph is deleted in its entirety, and the third sentence in the last paragraph is deleted in its entirety, respectively.
(4) Under the heading “Investment Risks” in the above referenced SAI, “Arbitrage Risk,” “Fluctuation of Net Asset Value and Market Price Risk,” “Fund Structure Risk,” “Tracking Basket Structure Risk,” “Trading Halt Risk” and “Trading Issues Risk” are deleted in their entirety. The last sentence in “Authorized Participant Concentration Risk” is deleted in its entirety. The last sentence in the first paragraph of “Derivatives Risk –  Futures Contracts Risk” is deleted in its entirety.
(5) Under the heading “Disclosure of Portfolio Holdings” in the above referenced SAI, the information is deleted in its entirety and replaced with:
The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet websites. On each business day, before commencement of trading on Cboe BZX, the Fund will disclose on hartfordfunds.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. In addition, one or more basket composition files, which include the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). Each basket represents one Creation Unit of the Fund. The Trust, the Investment Manager, Sub-Adviser or State Street Bank and Trust Company (“State Street”) will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.
(6) Under the heading “Oversight of Fund Operations” in the above referenced SAI, the information, including the aforementioned heading, is deleted in its entirety.
(7) Under the heading “Creation and Redemption of Shares –  Fund Deposit” in the above referenced SAI, the fourth through sixth paragraphs are deleted in their entirety and replaced with the following:
The Trust reserves the right to accept a basket of securities or cash that differs from a published or transacted Fund Deposit or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount), or the substitution of a security, to replace any Deposit Security for any reason at the Trust’s sole discretion but is not required to do so. With respect to the Fund, the adjustments to the proportions of Deposit Securities described above will reflect changes known to HFMC on the date of announcement to be in effect by the time of delivery of the Fund Deposit or from stock splits and other corporate actions.
(8) Under the heading “Creation and Redemption of Shares –  Procedures for Creating Creation Units” in the above referenced SAI, the second and third sentences in the second paragraph are deleted in their entirety and replaced with the following:
A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities or cash that differs from the published Deposit Securities or Fund Securities (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund will require standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit orders, including Custom Orders, until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early).
(9) Under the heading “Creation and Redemption of Shares” in the above referenced SAI, the below information is added following the sub-section “Creation and Redemption of Shares - Procedures for Creating Creation Units”:
PROCEDURES FOR CREATING CUSTOM BASKETS
Creation and redemption baskets may differ, and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that is negotiated with and/or contains bespoke cash substitutions for a single Authorized Participant on the same business day. The Fund has adopted policies and procedures that govern the construction and acceptance of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are designed in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Investment Manager or the Sub-Adviser who are required to review each custom basket for compliance. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant.
(10) Under the heading “Creation and Redemption of Shares - Redemption of Creation Units” in the above referenced SAI, the second and third paragraphs are deleted in their entirety and replaced with the following:
With respect to the Fund, the Transfer Agent, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. The Fund’s securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities –  as published on the Business Day of the request for a redemption order received in proper form –  plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and cash published or transacted for redemption on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) or another security to replace any Fund Security. Where “cash-in-lieu” is required or permitted, the amount of cash, or the value of the substituted security, paid out in such cases will be equivalent to the value of the instrument listed as the Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and cash published or transacted for redemption on a Business Day, or to permit or require any Fund Security. Where “cash-in-lieu” is required or permitted, the amount of cash, or the value of the substituted security, paid out in such cases will be equivalent to the value of the instrument listed as the Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
This Supplement should be retained with your SAI for future reference.
May 2024